UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

WaterBridge Infrastructure LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42850 (Commission File Number)	33-4546086 (IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230‑8864

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	WBI	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 29, 2025, WaterBridge Infrastructure LLC (the “Company” or “WaterBridge”) announced that it had reached a final investment decision to proceed with the first phase of development of the Speedway Pipeline, a large diameter transportation pipeline that will extend across the northern Delaware Basin and connect Eddy and Lea counties in New Mexico to out-of-basin pore space in the Central Basin Platform owned by LandBridge Company LLC. Subject to the successful completion of commercial negotiations with potential customers, the Company expects that it will commence construction of the Speedway Pipeline in the fourth quarter of 2025 and that the pipeline and related handling facilities will be completed and in service by mid-2026. Upon completion, the initial phase of the Speedway Pipeline is expected to provide access to approximately 1.0 million barrels per day of approved produced water handling capacity in the Central Basin Platform, WaterBridge expects to incur development costs of approximately $290 million for the initial phase of the Speedway Pipeline, consisting of approximately $220 million for the Speedway Pipeline and associated handling facilities with an anticipated initial capacity of 500,000 barrels per day and approximately $70 million for upstream gathering facilities. The Speedway Pipeline can be expanded to provide access to up to 2.0 million barrels per day of produced water handling capacity, with the timing of and development costs associated with any such future expansions contingent upon, among other factors, customer demand.

The information included in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”), or otherwise subject to the liabilities of that section. The information included in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on WaterBridge’s beliefs, as well as assumptions made by, and information currently available to, WaterBridge, and therefore involve risks and uncertainties that are difficult to predict. Generally, future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” and the words “believe,” “anticipate,” “continue,” “intend,” “expect” and similar expressions identify forward-looking statements. Forward-looking statements include, but are not limited to, references to the Speedway Pipeline and expected timing of construction and development of, and capacity of, the pipeline, strategies, plans, objectives, expectations, intentions, assumptions, future operations and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Although WaterBridge believes that plans, intentions and expectations reflected in or suggested by any forward-looking statements made herein are reasonable, WaterBridge may be unable to achieve such plans, intentions or expectations and actual results, and performance or achievements may vary materially and adversely from those envisaged in this Current Report on Form 8-K due to a number of factors including, but not limited to: WaterBridge’s customers’ demand for and use of WaterBridge’s services; the domestic and foreign supply of, and demand for, energy sources, including the impact of actions relating to oil price and production controls by the members of the Organization of Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes to such levels; WaterBridge’s reliance on a limited number of customers for a substantial majority of WaterBridge’s revenues; our ability to enter into favorable contracts with our customers, including the prices WaterBridge is able to charge and the margins that WaterBridge is able to realize; WaterBridge’s business strategies and its ability to execute thereon, including WaterBridge’s ability to attract non-traditional energy customers to use its services; the availability of additional pore space for future capacity expansion; any planned or future expansion projects by WaterBridge or its customers; WaterBridge’s ability to successfully implement its growth plans, including through organic growth projects, future acquisitions or otherwise; WaterBridge’s and its customers’ ability to obtain government approvals or acquire or maintain necessary permits, including those related to the development and operation of produced water handling facilities; and changes in laws and regulations (or the interpretation thereof), including those related to hydraulic fracturing, accessing water, disposing of wastewater, transferring produced water, interstate brackish water transfer, carbon pricing, pipeline construction, taxation or emissions, leasing, permitting or drilling and various other environmental matters. These risks, as well as other risks associated with WaterBridge, are also more fully discussed in WaterBridge’s final prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) on September 18, 2025, and any subsequently filed quarterly reports and current reports. You can access

WaterBridge’s filings with the SEC through the SEC's website at http://www.sec.gov. Except as required by applicable law, WaterBridge undertakes no obligation to update any forward-looking statements or other statements herein for revisions or changes after this communication is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBRIDGE INFRASTRUCTURE LLC
	By:	/s/ Scott L. McNeely
Name: Scott L. McNeely
Title: Executive Vice President, Chief Financial Officer
Dated: September 30, 2025